SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                   FORM  8-K
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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 18, 1996

                             HARTMARX CORPORATION
          (Exact name of Registrant as specified in its charter)

                DELAWARE           1-8501            36-3217140
             (State or other     (Commission      (I.R.S. Employer
             jurisdiction of      file number)    Identification No.)
            incorporation or
              organization)

           101 NORTH WACKER DRIVE                        60606
          CHICAGO, ILLINOIS  60606                     (Zip Code)
  (Address of Principal Executive Offices)

       Registrant's Telephone Number, including area code:  312-372-6300

                                Not Applicable
                            ----------------------

           (Former name or former address, if changed since last year)


          ITEM 5.   OTHER EVENTS

               On October 16, 1996, the Company announced it had signed a letter of intent to purchase substantially all of the current assets, operations and licenses of Plaid Clothing Group Inc. ("Plaid"), including Plaid's manufacturing and distribution facilities. Plaid has been operating under Chapter XI bankruptcy protection since July 1995. The purchase is subject to the completion of a definitive purchase agreement, due diligence, bankruptcy court approval and certain other conditions.


          ITEM 7.   EXHIBITS

                    (c)  Exhibits

                    Exhibit Number
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                         20             Press Release, dated October
                                        16, 1996


                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois.

          Dated:    October 18, 1996

                                        HARTMARX CORPORATION

                                        By: /s/ Glenn R. Morgan
                                           Name:  Glenn R. Morgan
                                           Title: Executive Vice President,
                                                  Chief Financial Officer


                                 EXHIBIT INDEX

                                                           SEQUENTIALLY
          EXHIBIT NUMBER      DESCRIPTION                  NUMBERED PAGE
          --------------      -----------                  -------------

               20             Press Release,
                              dated October 16, 1996